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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 8/31/12

Item 1. Reports to Stockholders.

Invesco Van Kampen Senior Income Trust
Semiannual Report to Shareholders ■ August 31, 2012
NYSE: VVR

2	Trust Performance
2	Trust Updates
3	Dividend Reinvestment Plan
4	Schedule of Investments
21	Financial Statements
24	Notes to Financial Statements
33	Financial Highlights
35	Approval of Investment Advisory and Sub-Advisory Agreements
37	Results of Proxy

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Trust Performance

Performance summary
Cumulative total returns, 2/29/12 to 8/31/12

Trust at NAV	5.43%

Trust at Market Value	9.49

CS Leveraged Loan Index▼	3.80

Market Price Discount to NAV as of 8/31/12	-0.40

Source(s): ▼Invesco, Bloomberg L.P.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.
The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
     The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Trust Updates
Preferred Shares
On October 26, 2012, the Trust successfully priced and placed a private offering of Variable Rate Term Preferred Shares (“VRTP”) in the amount of $125,000,000 pursuant to an offering exempt from registration under the Securities Act of 1933. VRTP is a variable rate form of preferred stock with a mandatory redemption date. The proceeds of the VRTP will be used to redeem all of the Trust’s outstanding auction rate preferred shares (“ARPS”) at their liquidation preference (sometimes referred to as “at par”), together with accrued and unpaid dividends, if any, to the redemption date.
Redomestication and Upcoming Name Change
At a shareholder meeting held on August 14, 2012, shareholders of the Trust approved the redomestication of the Trust to a Delaware statutory trust. The redomestication was completed on August 27, 2012.
     In addition, the Trust will change its name to “Invesco Senior Income Trust” effective December 3, 2012.

NYSE Symbol	VVR

2 Invesco Van Kampen Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account:

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Transaction costs are low because the new shares are generally bought in blocks and the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price.

Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

3 Invesco Van Kampen Senior Income Trust

Schedule of Investments

August 31, 2012
(Unaudited)

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Variable Rate Senior Loan Interests–127.48%(a)(b)
Aerospace & Defense–4.04%
ARINC Inc., Second Lien Term Loan	6.24%	10/25/15	$1,922	$1,891,228

Booz Allen Hamilton Inc., Term Loan B	4.50%	07/31/19	3,844	3,858,780

Camp Systems International, Inc., First Lien Term Loan	6.50%	05/31/19	1,066	1,077,543

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.45%	07/31/14	2,839	2,838,955

Tranche B-2 Term Loan	5.45%	07/31/14	2,331	2,331,193

DynCorp International LLC, Term Loan B	6.25%	07/07/16	2,412	2,415,047

IAP Worldwide Services, Inc., PIK First Lien Term Loan(c)	9.25%	12/28/12	5,622	4,848,923

PRV Aerospace LLC, Term Loan B (Acquired 05/11/12; Cost $2,551,945)	6.50%	05/09/18	2,563	2,566,563

Sequa Corp.,
Term Loan	3.72%	12/03/14	5,274	5,257,190

Term Loan	6.25%	12/03/14	1,907	1,918,590

SI Organization, Inc., Term Loan B	4.50%	11/22/16	579	567,187

TASC, Inc., Term Loan B	4.50%	12/18/15	4,548	4,514,141

Wyle Services Corp., Term Loan B	5.00%	03/27/17	2,221	2,212,239

				36,297,579

Air Transport–0.76%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	03/28/13	2,500	2,464,850

Term Loan B	4.25%	03/07/16	4,439	4,394,119

				6,858,969

Automotive–5.65%
August Lux U.K. Holding Co.,
Second Lien Term Loan (Acquired 05/04/12; Cost $744,768)	10.50%	04/26/19	763	768,762

Term Loan	6.25%	04/27/18	824	829,892

August U.S. Holding Co., Inc.,
Second Lien Term Loan (Acquired 05/04/12; Cost $573,424)	10.50%	04/26/19	587	591,879

Term Loan B	6.25%	04/27/18	634	638,390

Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	304	299,913

Federal-Mogul Corp.,
Term Loan B	2.18%	12/29/14	3,550	3,397,419

Term Loan C	2.18%	12/28/15	2,451	2,345,405

General Motors Holdings, Revolver Loan(d)	0.00%	10/27/15	10,577	9,779,077

Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	4.75%	04/30/19	3,088	3,084,450

Hertz Corp., LOC	3.75%	03/09/18	1,497	1,437,582

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	8,073	8,102,845

Key Safety Systems, Inc., First Lien Term Loan	2.58%	03/08/14	5,102	5,024,352

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	2,801	2,825,073

Schaeffler AG, (Germany) Term Loan C2	6.00%	01/27/17	5,341	5,372,000

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18	6,146	5,989,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Automotive–(continued)

Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.49%	07/31/14	$33	$32,054

Term Loan	2.49%	07/31/14	229	223,789

				50,742,669

Beverage and Tobacco–0.62%
DS Waters Enterprises, L.P., First Lien Term Loan (Acquired 02/27/12-03/26/12; Cost $2,420,139)	10.50%	08/29/17	2,465	2,542,058

Smart Balance, Inc., Term Loan	7.00%	07/02/18	3,012	3,040,318

				5,582,376

Building & Development–5.97%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-06/29/12; Cost $3,071,902)(c)(e)	11.00%	03/11/16	1,121	925,088

Revolver Loan(d)(e)	0.00%	03/11/16	2,062	1,701,155

Second Lien Term Loan B (Acquired 05/30/08; Cost $5,515,342)(e)	5.00%	03/12/16	1,918	1,582,195

Building Materials Holding Corp., PIK Second Lien Term Loan(c)(f)	8.00%	01/05/15	1,666	1,469,163

Capital Automotive L.P., Term Loan B	5.25%	03/11/17	14,445	14,505,668

CB Richard Ellis Services, Inc.,
Term Loan C	3.48%	03/05/18	543	541,757

Term Loan D	3.74%	09/04/19	5,749	5,730,569

Champion OPCO, LLC, PIK Term Loan(c)	10.50%	12/31/13	1,289	923,533

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	1,831	1,826,428

El Ad IDB Las Vegas, LLC, Term Loan A1	2.99%	10/09/12	2,500	1,125,000

HD Supply, Inc., Term Loan B	7.25%	10/12/17	4,814	4,936,096

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/19/10-08/24/12; Cost $184,304)(c)	5.00%	02/28/17	184	170,481

PIK Exit Revolver Loan (Acquired 07/17/12; Cost $30,077)(c)(d)	0.00%	02/28/17	30	27,821

Nortek, Inc., Term Loan	5.25%	04/26/17	2,924	2,953,572

Re/Max International, Inc., Term Loan	5.50%	04/15/16	629	628,605

Realogy Corp.,
Extended LOC	4.49%	10/10/16	36	35,183

Extended Term Loan	4.49%	10/10/16	8,808	8,540,375

LOC	3.23%	10/10/13	686	639,435

Revolver Loan	3.46%	04/10/16	2,540	2,222,598

Revolver Loan(d)	0.00%	04/10/16	3,597	3,147,714

				53,632,436

Business Equipment & Services–11.03%
Acosta, Inc., Term Loan C	5.75%	03/01/18	996	1,001,084

Affinion Group, Inc., Term Loan B	5.00%	07/16/15	6,574	5,629,001

Asurion LLC,
First Lien Term Loan	5.50%	05/24/18	10,752	10,802,398

Second Lien Term Loan	9.00%	05/24/19	1,574	1,633,847

Bright Horizons Family Solutions, Inc.,
Revolver Loan(d)	0.00%	05/28/14	6,000	5,950,800

Term Loan B	4.24%	05/28/15	2,354	2,348,060

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17	291	291,742

Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	3,125	3,133,195

Education Management LLC, Extended Revolver Loan(d)	0.00%	06/01/15	3,000	2,221,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Business Equipment & Services–(continued)

Emdeon, Inc., Term Loan B1	5.00%	11/02/18	$841	$843,894

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	4,314	4,321,194

First Data Corp.,
Extended Term Loan B	5.24%	03/24/17	6,196	6,095,345

Extended Term Loan B	4.24%	03/26/18	11,336	10,748,137

Term Loan B	5.24%	03/24/17	2,152	2,119,465

Term Loan B3	2.99%	09/24/14	132	130,200

Hillman Group, Inc., Term Loan B	5.00%	05/27/16	113	113,448

iPayment, Inc., Term Loan B	5.75%	05/08/17	4,992	5,013,541

Kronos Inc.,
Second Lien Tranche B1	10.46%	06/08/18	3,131	3,161,977

Tranche C Term Loan	6.25%	12/28/17	2,339	2,352,091

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	4,295	4,579,244

Mitchell International, Inc., Second Lien Term Loan	5.75%	03/30/15	3,897	3,834,999

RGIS Services, LLC, Term Loan C	5.50%	10/18/17	827	823,313

Sabre, Inc.,
Extended Term Loan	5.98%	12/29/17	5,953	5,876,121

Incremental Term Loan	7.25%	12/29/17	1,828	1,827,486

SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19	4,068	4,087,081

Term Loan B-2	5.00%	06/07/19	421	422,801

SSI Investments II Ltd.,
Term Loan B	6.50%	05/26/17	1,901	1,918,433

Term Loan C	6.50%	05/26/17	231	232,897

Sungard Data Systems, Inc.,
Term Loan B	3.92%	02/26/16	5,904	5,912,552

Term Loan C	3.99%	02/28/17	349	348,591

Trans Union, LLC, Term Loan B	5.50%	02/12/18	1,314	1,326,238

				99,100,315

Cable & Satellite Television–5.22%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	727	728,259

Atlantic Broadband Finance, LLC, First Lien Term Loan	5.25%	04/04/19	2,734	2,747,128

Second Lien Term Loan	9.75%	10/04/19	4,344	4,555,814

Bresnan Broadband Holdings, LLC, Term Loan B	4.50%	12/14/17	437	439,602

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	7,184	7,186,848

Charter Communications Operating, LLC, Extended Term Loan	3.49%	09/06/16	1,753	1,753,537

CSC Holdings, Inc., Incremental B-2 Term Loan	3.48%	03/29/16	2,921	2,924,333

Harron Communications Corp., Term Loan B	5.50%	10/06/17	3,505	3,513,944

Kabel Deutschland GmbH, (Germany) Term Loan F	4.25%	02/01/19	2,868	2,872,526

Mediacom Illinois, LLC, Term Loan C	1.69%	01/30/15	2,268	2,208,465

Term Loan E	4.50%	10/23/17	1,552	1,535,574

Mediacom Iowa, LLC, Term Loan D-2	1.94%	01/30/15	3,770	3,676,170

Term Loan F	4.50%	10/23/17	1,466	1,454,268

UPC Financing Partnership, (Netherlands) Facility Term Loan AB	4.75%	12/29/17	1,562	1,571,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Cable & Satellite Television–(continued)

WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18	$6,024	$6,037,352

Yankee Cable Acquisition, LLC, Term Loan B	5.25%	08/26/16	3,723	3,731,981

				46,937,680

Chemicals & Plastics–4.87%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	5,238	5,215,867

Emerald Performance Materials, LLC, Term Loan B (Acquired 05/15/12; Cost $1,760,304)	6.75%	05/18/18	1,777	1,777,296

Houghton International, Inc., Term Loan B	6.75%	01/29/16	2,822	2,849,768

Ineos Holdings Ltd., Term Loan	6.50%	04/27/18	8,659	8,694,394

Kronos Inc., Term Loan B	5.75%	06/13/18	5,373	5,406,915

Momentive Specialty Chemicals, Inc.,
Extended Term Loan C1	4.00%	05/05/15	329	323,128

Extended Term Loan C2	4.25%	05/05/15	77	75,955

Extended Term Loan C4 (Acquired 04/27/11; Cost $290,355)	4.25%	05/05/15	291	280,895

Extended Term Loan C5 (Acquired 02/09/10; Cost $2,345,404)	4.25%	05/05/15	2,437	2,351,902

OM Group, Inc., Term Loan B	5.75%	08/02/17	1,331	1,340,084

OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	3,536	3,564,937

Phillips Plastics Corp., Term Loan	6.50%	02/12/17	1,014	1,011,279

PolyOne Corp., Term Loan	5.00%	12/20/17	1,241	1,250,256

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	1,753	1,745,456

PQ Corp., Term Loan B	3.98%	07/30/14	5,748	5,667,191

Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	1,686	1,695,037

Univar Inc., Term Loan B	5.00%	06/30/17	520	517,858

				43,768,218

Clothing & Textiles–0.98%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	1,225	1,235,216

Levi Strauss & Co., Term Loan	2.50%	03/27/14	6,013	5,957,396

Warnaco, Inc., Term Loan	3.75%	06/17/18	435	436,762

Wolverine Worldwide, Inc., Term Loan B	0.00%	07/31/19	1,205	1,216,868

				8,846,242

Conglomerates–1.52%
Goodman Global Holdings, Inc., First Lien Term Loan	5.75%	10/28/16	4,361	4,381,317

Second Lien Term Loan	9.00%	10/30/17	361	367,648

Rexnord LLC, Term Loan B	5.00%	04/01/18	4,921	4,957,024

RGIS Services, LLC, Non Extended Initial Term Loan	2.96%	04/30/14	2,276	2,262,863

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	1,650	1,659,194

				13,628,046

Containers & Glass Products–4.54%
Berlin Packaging, LLC, Term Loan	3.24%	08/15/14	4,262	4,171,492

Berry Plastics Group, Inc., Term Loan C	2.23%	04/03/15	462	458,330

BWAY Corp.,
Canadian Term Loan C	4.25%	02/23/18	179	179,361

Term Loan B	4.25%	02/23/18	1,775	1,779,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Containers & Glass Products–(continued)

Consolidated Container Company LLC, Term Loan	6.25%	07/03/19	$1,165	$1,177,381

Exopack, LLC, Term Loan	6.50%	05/31/17	4,495	4,382,837

Hoffmaster Group, Inc.,
First Lien Term Loan	6.50%	01/03/18	2,033	2,027,796

Second Lien Term Loan (Acquired 12/29/11; Cost $981,860)	11.00%	01/03/19	1,000	1,000,000

Pertus Sechszehnte GmbH,
(Germany) Term Loan B2	2.71%	06/12/15	2,022	1,774,733

(Germany) Term Loan C2	2.96%	06/13/16	2,022	1,784,846

Ranpak Corp., Term Loan	4.75%	04/20/17	639	635,224

Reynolds Group Holdings Inc., Term Loan B	6.50%	02/09/18	1,875	1,891,051

Term Loan C	6.50%	08/09/18	14,901	15,130,702

Sealed Air Corp., Term Loan B	4.75%	10/03/18	1,402	1,413,425

TricorBraun, Inc., Term Loan B	5.50%	05/03/18	3,011	3,017,460

				40,824,345

Cosmetics & Toiletries–2.90%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	8,733	8,780,410

Huish Detergents, Inc., Incremental Term Loan B	2.24%	04/25/14	5,393	5,071,273

Second Lien Term Loan	4.49%	10/26/14	750	678,982

KIK Custom Products, Inc.,
Canadian Term Loan	2.50%	06/02/14	387	357,932

First Lien Term Loan	2.50%	06/02/14	2,260	2,087,935

Second Lien Term Loan	5.24%	11/28/14	4,000	2,845,000

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 09/25/06-02/04/11; Cost $5,238,309)(c)	7.00%	02/19/15	1,662	1,512,171

National Vision, Inc., Term Loan B	7.00%	08/02/18	2,422	2,458,359

Revlon Consumer Products Corp., Term Loan B	4.75%	11/19/17	2,278	2,278,658

				26,070,720

Drugs–3.45%
Catalent Pharma Solutions, Inc., Incremental Term Loan	5.25%	09/15/17	1,496	1,507,631

Grifols Inc., Term Loan B	4.50%	06/01/17	7,576	7,613,151

Harlan Sprague Dawley, Inc., Term Loan B	3.83%	07/11/14	3,656	3,425,875

IMS Health, Inc., Term Loan B	4.50%	08/25/17	5,862	5,894,492

Medpace, Inc., Term Loan (Acquired 06/21/11; Cost $2,929,020)	6.50%	06/16/17	2,965	2,846,287

Quintiles Transnational Corp.,
Term Loan	7.50%	02/24/17	1,117	1,133,619

Term Loan B	5.00%	06/08/18	4,454	4,473,009

Warner Chilcott plc, Term Loan B1	4.25%	03/15/18	1,617	1,612,565

Term Loan B1	4.25%	03/15/18	614	612,366

Term Loan B2	4.25%	03/15/18	808	806,282

Term Loan B3	4.25%	03/15/18	1,112	1,108,638

				31,033,915

Ecological Services & Equipment–0.75%
Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $645,672)	15.50%	03/31/17	646	648,900

Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/21/17	335	333,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Ecological Services & Equipment–(continued)

ServiceMaster Co. (The),
Extended Term Loan	4.46%	01/31/17	$1,592	$1,593,105

LOC	3.06%	07/24/14	2,024	1,983,074

Synagro Technologies, Inc., Second Lien Term Loan	4.99%	10/02/14	1,100	550,000

Term Loan B	2.24%	04/02/14	899	803,694

WCA Waste Systems, Inc., Term Loan B	5.50%	03/23/18	863	865,964

				6,778,442

Electronics & Electrical–5.11%
Blackboard, Inc., First Lien Term Loan	7.50%	10/04/18	4,884	4,824,107

Incremental Term Loan	7.50%	10/04/18	731	721,604

Second Lien Term Loan	11.50%	04/04/19	2,351	2,186,705

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,094	2,074,604

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,486	3,375,603

Eastman Kodak Co., DIP Term Loan B	8.50%	07/20/13	1,865	1,855,381

Freescale Semiconductor, Inc., Extended Term Loan B	4.50%	12/01/16	9,393	9,049,511

Lawson Software Inc., Term Loan B	6.25%	04/05/18	2,950	2,987,752

Mirion Technologies, Inc., First Lien Term Loan (Acquired 04/02/12-04/10/12; Cost $2,611,831)	6.25%	03/30/18	2,641	2,654,174

Open Solutions, Inc., Term Loan B	2.58%	01/23/14	6,095	5,845,777

Semtech Corp., Term Loan B	4.25%	03/20/17	1,594	1,600,177

Sophia, L.P., Term Loan B	6.25%	07/19/18	8,627	8,719,520

				45,894,915

Equipment Leasing–0.49%
BakerCorp International, Inc., Term Loan B	4.75%	06/01/18	542	541,747

Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	591	599,343

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,195	3,224,649

				4,365,739

Financial Intermediaries–3.04%
Grosvenor Capital Management Holdings, LLP, Extended Term Loan C	4.25%	12/05/16	4,129	4,082,462

Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	762	758,001

Nuveen Investments, Inc.,
Extended Term Loan	5.95%	05/12/17	5,680	5,711,505

First Lien Term Loan	5.95%	05/13/17	5,236	5,252,486

Residential Capital, LLC,
DIP Term Loan A1	5.00%	11/18/13	3,061	3,080,387

DIP Term Loan A2	6.75%	11/18/13	515	523,019

RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10; Cost $24,586)	6.24%	12/10/15	74	56,595

HoldCo Term Loan B	6.99%	12/10/15	3,455	2,573,610

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan(c)	6.24%	06/15/15	2,654	2,493,725

Term Loan B	2.99%	06/15/14	2,846	2,800,580

				27,332,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Food & Drug Retailers–1.23%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	$441	$441,693

Pantry, Inc. (The), Term Loan B	5.75%	08/03/19	1,922	1,935,002

Rite Aid Corp., Term Loan 2	1.99%	06/04/14	4,723	4,679,230

Term Loan 5	4.50%	03/03/18	4,020	3,987,859

				11,043,784

Food Products–3.52%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	668	668,343

Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18	3,061	3,082,682

Dean Foods Co., Extended Term Loan B2	3.49%	04/02/17	1,608	1,603,340

Del Monte Foods Co., Term Loan	4.50%	03/08/18	7,797	7,719,327

Dole Food Co., Inc., Term Loan B2	5.04%	07/06/18	2,475	2,482,877

Term Loan C2	5.02%	07/06/18	4,428	4,443,051

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	3,339	3,301,345

Pierre Foods, Inc., First Lien Term Loan	7.00%	09/30/16	6,927	6,980,016

Second Lien Term Loan	11.25%	09/29/17	587	592,979

Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18	769	768,399

				31,642,359

Food Service–1.49%
Burger King Corp., Term Loan B	4.50%	10/19/16	1,638	1,647,403

Focus Brands, Inc., Term Loan B (Acquired 02/22/12; Cost $1,140,270)	6.27%	02/21/18	1,147	1,161,115

Landry’s, Inc., Term Loan B	6.50%	04/24/18	4,905	4,970,018

OSI Restaurant Partners, LLC, Revolver Loan	0.69%	06/14/13	213	212,174

Term Loan B	2.56%	06/14/14	2,148	2,138,390

Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-06/07/12; Cost $752,531)	9.00%	02/17/17	762	769,392

Wendy’s International, Inc., Term Loan B	4.75%	05/15/19	2,425	2,441,666

				13,340,158

Forest Products–0.40%
Ainsworth Lumber Co, Ltd., (Canada) Term Loan	5.25%	06/26/14	2,400	2,335,500

Verso Paper Holdings LLC, PIK Term Loan(c)	6.66%	02/01/13	490	479,717

Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17	782	777,683

				3,592,900

Healthcare–11.53%
Alere, Inc., Incremental Term Loan B1	4.75%	06/30/17	453	452,892

Incremental Term Loan B2	4.75%	06/30/17	2,780	2,781,049

Term Loan B	4.75%	06/30/17	3,335	3,336,066

AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $1,489,671)	6.00%	04/05/18	1,504	1,518,844

Biomet Inc., Extended Term Loan B	4.12%	07/25/17	1,787	1,793,537

CareStream Health, Inc., Term Loan B	5.00%	02/27/17	6,777	6,635,029

Community Health Systems, Inc., Extended Term Loan B	3.92%	01/25/17	2,780	2,787,754

DaVita, Inc., New Term Loan B	4.50%	10/20/16	755	758,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Healthcare–(continued)

DJO Finance LLC,
Extended Term Loan B2	5.23%	11/01/16	$1,887	$1,890,587

Term Loan B3	6.25%	09/15/17	5,606	5,636,158

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	4,448	4,270,455

Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan (Acquired 06/08/11-07/31/12; Cost $1,558,619)(c)	14.00%	02/10/15	1,604	1,163,072

Term Loan B (Acquired 09/14/05; Cost $240,130)	7.25%	08/08/14	240	218,519

HCA, Inc.,
Extended Term Loan B2	3.61%	03/31/17	880	870,139

Extended Term Loan B3	3.48%	05/01/18	11,855	11,700,339

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	2,864	2,802,275

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	2,342	2,353,306

Hologic Inc., Term Loan B	4.50%	08/01/19	4,323	4,359,969

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	4,749	4,649,824

Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	14,952	15,129,152

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	1,692	1,686,229

Surgery Center Holdings, Inc., Term Loan B (Acquired 05/09/11; Cost $1,882,746)	6.50%	02/06/17	1,890	1,880,609

Surgical Care Affiliates, Inc.,
Extended Revolver Loan(d)	0.00%	06/30/16	3,000	2,937,900

Extended Term Loan	4.46%	12/29/17	6,094	6,017,726

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18	2,833	2,789,740

Valeant Pharmaceuticals International, Inc.,
Series A Tranche B	4.75%	02/13/19	12,245	12,310,587

Series B Tranche B	4.75%	02/13/19	911	916,135

				103,646,831

Home Furnishings–1.26%
Hunter Fan Co., Revolver Loan (Acquired 05/31/12; Cost $520,833)(d)	0.00%	04/16/14	521	463,542

Second Lien Term Loan	6.99%	10/16/14	1,000	841,250

Term Loan	2.74%	04/16/14	850	818,115

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14	3,423	3,415,910

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	1,498	1,467,741

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	4,325	4,354,624

				11,361,182

Industrial Equipment–1.62%
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	1,955	1,999,014

Grede LLC, Term Loan B	7.00%	04/03/17	3,089	3,092,866

Hupah Finance Inc., Term Loan B	6.25%	01/21/19	415	417,927

Manitowoc Co., Inc. (The), Term Loan B	4.25%	11/13/17	606	609,706

Tank Intermediate Holding Corp., Term Loan B	6.75%	07/09/19	4,205	4,210,289

Terex Corp., Term Loan B	5.50%	04/28/17	1,092	1,101,412

Unifrax Corp., Term Loan	6.50%	11/28/18	3,076	3,109,413

				14,540,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Insurance–0.92%
HMSC Corp., Second Lien Term Loan	5.73%	10/03/14	$825	$622,875

Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17	2,800	2,797,676

Term Loan	5.00%	12/31/16	508	509,183

USI Holdings Corp., Revolver Loan(d)	0.00%	05/05/13	3,333	3,095,750

Term Loan	2.74%	05/05/14	1,288	1,281,538

				8,307,022

Leisure Goods, Activities & Movies–2.35%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,386	6,443,157

Alpha D2 Ltd., (United Kingdom) Term Loan B	5.75%	04/28/17	3,769	3,806,152

AMC Entertainment, Inc., Term Loan B3	4.75%	02/22/18	616	618,088

EMI Music Publishing Limited, Term Loan B	5.50%	06/29/18	2,471	2,494,989

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,137	1,135,995

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	3,404	3,406,397

Six Flags Theme Parks, Inc., Term Loan B	4.25%	12/20/18	538	540,399

Zuffa LLC, Incremental Term Loan	7.50%	06/19/15	2,678	2,688,373

				21,133,550

Lodging & Casinos–5.55%
Boyd Gaming Corp.,
Class A Revolver Loan	3.68%	12/17/15	2,371	2,238,690

Class A Revolver Loan(d)	0.00%	12/17/15	1,300	1,227,669

Revolver Loan	6.00%	12/17/15	358	362,376

Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.49%	01/26/18	3,937	3,330,815

Extended Term Loan B6	5.49%	01/28/18	24,437	21,557,910

Incremental Term Loan B4	9.50%	10/31/16	487	498,942

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.48%	05/17/13	2,688	2,656,849

Second Lien Term Loan	4.48%	05/18/14	500	469,375

Term Loan B	4.48%	05/17/13	3,249	3,212,100

Golden Nugget, Inc., PIK Delayed Draw Term Loan(c)	3.24%	06/30/14	1,267	1,212,286

PIK Term Loan B(c)	3.24%	06/30/14	2,200	2,104,908

Isle of Capri Casinos, Inc., Term Loan B	4.75%	03/25/17	3,126	3,145,096

Las Vegas Sands LLC, Extended Term Loan B	2.84%	11/23/16	289	284,976

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	2,465	2,474,270

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	5,050	5,086,788

				49,863,050

Nonferrous Metals & Minerals–0.82%
Arch Coal Inc., Term Loan B	5.75%	05/16/18	4,116	4,124,781

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,256	3,281,453

				7,406,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Oil & Gas–3.67%
Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17	$5,792	$5,908,066

Chesapeake Energy Corp., Term Loan	8.50%	12/02/17	8,111	8,146,116

CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	1,271	1,282,775

Energy Transfer Equity, L.P., Term Loan B	3.75%	03/24/17	1,117	1,106,718

Glenn Pool Oil & Gas Trust, Term Loan	4.50%	05/02/16	1,402	1,408,520

NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	5,332	5,358,547

Obsidian Natural Gas Trust, (United Kingdom) Term Loan (Acquired 12/09/10-05/05/11; Cost $2,443,902)	7.00%	11/02/15	2,403	2,414,859

Tervita Corp., (Canada) Term Loan B	3.23%	11/14/14	4,924	4,850,983

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	2,525	2,541,733

				33,018,317

Publishing–5.80%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	2,071	2,019,317

Cenveo Corp., Term Loan B	6.63%	12/21/16	5,515	5,528,653

Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $3,892,079)(c)(e)	9.75%	06/30/13	3,914	1,369,777

Endurance Business Media, Inc., First Lien Term Loan(e)	6.50%	12/15/14	3,442	963,754

F&W Media, Inc., Term Loan (Acquired 06/09/10; Cost $8,399,094)	7.75%	06/09/14	4,126	3,858,212

GateHouse Media, Inc., Delayed Draw Term Loan	2.24%	08/28/14	588	184,715

Revolver Loan(d)	0.00%	02/28/14	1,000	850,000

Term Loan B	2.24%	08/28/14	917	287,903

Harland Clarke Holdings Corp., Extended Term Loan B2	5.52%	06/30/17	2,161	1,925,513

Revolver Loan(d)	0.00%	06/28/13	2,060	1,792,623

Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 05/18/07; Cost $457,117)	3.69%	04/14/14	457	399,977

Second Lien Term Loan (Acquired 05/21/07; Cost $1,000,000)	7.43%	04/13/15	1,000	725,000

MC Communications, LLC, PIK Term Loan(c)	6.75%	12/31/12	1,782	289,521

Merrill Communications, LLC,
PIK Second Lien Term Loan(c)	16.00%	11/15/13	3,488	2,383,284

Term Loan	9.75%	12/24/12	2,181	2,101,706

Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $3,958,004)	5.54%	11/30/13	3,959	2,751,517

ProQuest LLC, Term Loan B	6.00%	04/13/18	2,703	2,703,252

Tribune Co., Term Loan B(g)(h)	5.25%	06/04/14	28,497	21,521,059

Yell Group PLC, (United Kingdom) Term Loan A3	4.20%	04/30/14	1,431	428,716

				52,084,499

Radio & Television–7.62%
AR Broadcasting, LLC, Term Loan (Acquired 02/17/12-06/19/12; Cost $1,581,327)	5.57%	02/15/18	1,581	1,304,595

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,054	1,065,215

Clear Channel Communications, Inc., Term Loan A	3.63%	07/29/14	9,374	8,836,579

Term Loan B	3.88%	01/29/16	16,609	12,945,005

FoxCo Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	1,323	1,327,810

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	2,800	2,791,394

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	842	849,823

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/03/18	8,197	8,254,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Radio & Television–(continued)

Multicultural Radio Broadcasting, Inc., Second Lien Term Loan	6.48%	06/18/13	$2,475	$2,004,750

Term Loan	3.51%	12/18/12	1,532	1,422,456

Newport Television LLC, Term Loan B	9.00%	09/14/16	3,045	3,074,257

Raycom TV Broadcasting, Inc., Term Loan B (Acquired 06/01/11; Cost $2,624,065)	4.50%	05/31/17	2,635	2,621,490

Univision Communications Inc., Extended Term Loan	4.48%	03/31/17	19,543	18,950,778

WaveDivision Holdings LLC, Term Loan B	2.48%	06/30/14	3,000	3,000,900

				68,449,578

Retailers (except Food & Drug)–3.06%
Academy, Ltd., Term Loan	6.00%	08/03/18	409	411,395

Claire’s Stores, Inc., Term Loan B	3.05%	05/29/14	1,679	1,654,485

Educate, Inc., Term Loan (Acquired 06/27/07; Cost $240,196)	8.50%	06/16/14	240	238,995

FTD, Inc., Term Loan	4.75%	06/11/18	2,801	2,801,438

Guitar Center Inc., Extended Term Loan	5.72%	04/10/17	5,252	4,960,808

Gymboree Corp., Term Loan	5.00%	02/23/18	1,114	1,081,638

J. Crew Operating Corp., Term Loan B	4.75%	03/07/18	1,401	1,403,349

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18	2,837	2,843,884

Party City Holdings, Inc., Term Loan B	5.75%	07/27/19	5,382	5,417,548

Pilot Travel Centers LLC, Term Loan B2	4.25%	08/07/19	2,288	2,298,344

Savers, Inc., Term Loan B	6.25%	07/09/19	2,410	2,438,290

Toys ‘R’ Us-Delaware, Inc., New Term Loan	6.00%	09/01/16	1,249	1,229,709

Term Loan B2	5.25%	05/25/18	429	412,782

Term Loan B3	5.25%	05/25/18	284	273,259

				27,465,924

Steel–0.54%
JMC Steel Group, Inc., Term Loan	4.75%	04/01/17	1,524	1,530,010

Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,495	1,507,906

WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	1,748	1,767,383

				4,805,299

Surface Transport–0.70%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/22/18	2,200	2,220,195

JHCI Acquisition, Inc., First Lien Term Loan	2.74%	06/19/14	1,495	1,419,299

Kenan Advantage Group, Inc., Term Loan (Acquired 12/20/10; Cost $2,109,000)	4.50%	06/11/16	2,124	2,129,017

Swift Transportation Co. Inc., Term Loan B2	5.00%	12/21/17	511	514,191

				6,282,702

Telecommunications–9.19%
Avaya, Inc., Extended Term Loan B3	4.93%	10/26/17	7,312	6,565,833

Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,619	2,611,270

Consolidated Communications, Inc., Extended Term Loan B	3.99%	12/31/17	1,200	1,172,999

Term Loan B	2.74%	12/31/14	498	495,841

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	4,866	4,546,116

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	4,190	4,234,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Telecommunications–(continued)

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	$4,462	$4,471,552

Level 3 Communications, Inc., Term Loan B	5.25%	08/01/19	4,919	4,939,480

Term Loan B2	5.75%	09/03/18	1,733	1,743,759

Term Loan B3	5.75%	08/31/18	8,199	8,248,635

MetroPCS Wireless, Inc., Term Loan B	4.00%	03/19/18	13,297	13,301,518

NeuStar, Inc., Term Loan B	5.00%	11/08/18	2,840	2,867,995

NTELOS Inc., Term Loan B	4.00%	08/07/15	465	464,411

Securus Technologies Holdings, Inc., Term Loan	6.50%	05/31/17	961	955,111

Term Loan	6.50%	05/31/17	2,656	2,648,686

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19	4,463	4,457,132

TowerCo Finance LLC, Term Loan B	4.50%	02/02/17	1,145	1,147,003

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,213	3,083,247

West Corp., Revolver Loan(d)	0.00%	01/15/16	2,633	2,369,528

Term Loan B5	5.50%	07/15/16	191	191,657

Term Loan B6	5.75%	06/29/18	4,338	4,363,315

Windstream Corp., Term Loan B3	4.00%	08/08/19	2,691	2,700,557

Zayo Bandwidth, LLC, Term Loan B	7.13%	07/02/19	4,937	5,021,588

				82,601,789

Utilities–5.27%
AES Corp., Term Loan	4.25%	06/01/18	3,209	3,225,247

BRSP, LLC, Term Loan B	7.50%	06/04/14	3,728	3,742,030

Calpine Corp., Term Loan	4.50%	04/02/18	1,957	1,964,094

Term Loan B	4.50%	04/02/18	2,475	2,484,603

Longview Power LLC,
Extended Term Loan B	7.25%	10/31/17	4,743	4,055,122

Synthetic LOC	5.25%	02/28/14	733	647,167

LSP Madison Funding Corp., Term Loan	5.50%	06/28/19	3,012	3,027,140

NRG Energy, Inc., Term Loan B	4.00%	06/29/18	2,165	2,171,848

Star West Generation LLC, Term Loan B	6.00%	05/17/18	4,458	4,430,053

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.77%	10/10/17	10,251	6,985,310

Term Loan	3.77%	10/10/14	16,407	12,088,632

TPF Generation Holdings LLC, Second Lien Term Loan C	4.71%	12/15/14	2,621	2,578,600

				47,399,846

Total Variable Rate Senior Loan Interests				1,145,680,627

U.S. Dollar Denominated Bonds and Notes–10.81%
Air Transport–0.87%
Air Lease Corp.	7.38%	01/30/19	5,971	6,165,057

Continental Airlines, Inc.(i)	6.75%	09/15/15	1,110	1,162,725

Delta Air Lines Pass Through Trust	4.75%	05/07/20	469	482,484

				7,810,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Automotive–0.14%
Goodyear Tire & Rubber Co. (The)	7.00%	05/15/22	$1,190	$1,246,525

Business Equipment & Services–0.32%
First Data Corp.(i)	6.75%	11/01/20	2,932	2,910,010

Cable & Satellite Television–0.87%
UPC Broadband Holdings, B.V. (Netherlands)(i)	7.25%	11/15/21	5,862	6,374,925

UPC Broadband Holdings, B.V. (Netherlands)(i)	6.88%	01/15/22	263	279,916

UPC Broadband Holdings, B.V. (Netherlands)(i)	6.63%	07/01/20	1,116	1,186,663

				7,841,504

Chemicals & Plastics–0.11%
INEOS Holdings Ltd. (United Kingdom)(i)	8.38%	02/15/19	367	389,020

INEOS Holdings Ltd. (United Kingdom)(i)	7.50%	05/01/20	234	240,435

Taminco Global Chemical Corp.(i)	9.75%	03/31/20	337	358,905

				988,360

Containers & Glass Products–1.43%
Berry Plastics Holding Inc.(j)	5.21%	02/15/15	6,240	6,249,360

Reynolds Group Holdings Inc.	7.88%	08/15/19	2,884	3,204,845

Reynolds Group Holdings Inc.	9.88%	08/15/19	3,172	3,362,320

				12,816,525

Ecological Services & Equipment–0.08%
Environmental Systems Products Holdings, Inc.(c)	16.00%	12/31/19	722	722,291

Food Products–0.16%
Post Holdings Inc.(i)	7.38%	02/15/22	1,343	1,416,865

Forest Products–0.28%
Verso Paper Holdings, LLC(i)	11.75%	01/15/19	2,428	2,506,910

Healthcare–1.78%
Accellent Inc.	8.38%	02/01/17	2,566	2,665,432

Accellent Inc.	10.00%	11/01/17	1,208	1,026,800

Apria Healthcare Group, Inc.	11.25%	11/01/14	6,167	6,428,750

Biomet Inc.(i)	6.50%	08/01/20	704	733,920

Community Health Systems, Inc.	8.00%	11/15/19	2,064	2,236,860

DJO Finance LLC(i)	8.75%	03/15/18	1,943	2,088,725

Kindred Healthcare, Inc.	8.25%	06/01/19	808	785,780

				15,966,267

Home Furnishings–0.09%
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost 2,327,543)(c)(i)	10.00%	06/14/19	821	821,026

Lodging & Casinos–0.10%
Chester Downs & Marina LLC(i)	9.25%	01/15/20	838	863,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Oil & Gas–0.83%
Coffeyville Resources LLC(i)	9.00%	04/01/15	$4,498	$4,812,860

NGPL PipeCo LLC(i)	9.63%	06/01/19	1,174	1,303,140

Targa Resources Partners L.P.(i)	6.38%	08/01/22	1,315	1,380,750

				7,496,750

Radio & Television–0.53%
Univision Communications Inc.(i)	6.75%	09/15/22	4,692	4,733,055

Surface Transport–0.12%
Avis Budget Car Rental LLC(i)	8.25%	01/15/19	962	1,048,580

Telecommunications–1.50%
Goodman Networks, Inc.(i)	12.13%	07/01/18	4,200	4,431,000

Paetec Holding Corp.	8.88%	06/30/17	756	824,040

Wind Acquisition Finance S.A. (Italy)(i)	7.25%	02/15/18	4,484	4,136,490

Wind Telecomunicazioni S.p.A. (Italy)(i)	7.25%	02/15/18	1,634	1,507,365

Windstream Corp.	7.50%	06/01/22	2,565	2,635,538

				13,534,433

Utilities–1.60%
Calpine Corp.(i)	7.88%	01/15/23	1	571

Calpine Corp.(i)	7.50%	02/15/21	5,468	6,096,819

NRG Energy Inc.	7.63%	05/15/19	7,920	8,296,200

				14,393,590

Total U.S. Dollar Denominated Bonds and Notes				97,116,097

Structured Products–5.08%
Apidos CDO Ltd. (Cayman Islands)(i)(j)	6.97%	07/15/23	2,154	1,914,550

Apidos Cinco CDO Ltd. (Cayman Islands)(j)	4.72%	05/14/20	772	603,233

Apidos Quattro CDO Ltd. (Cayman Islands)(i)(j)	4.06%	01/20/19	1,040	792,745

Ares XI CLO Ltd.(i)(j)	3.46%	10/11/21	1,851	1,410,264

Atrium IV CDO Corp.(i)	9.18%	06/08/19	268	249,604

Banc of America Large Loan Inc.(i)(j)	1.99%	11/15/13	13,430	13,164,929

Columbus Nova CLO Ltd.(i)(j)	4.04%	05/16/19	1,431	1,081,873

Columbus Nova CLO Ltd.(j)	4.04%	05/16/19	894	675,887

Flagship CLO VI(j)	5.22%	06/10/21	2,565	2,004,269

Flagship CLO VI(i)(j)	5.22%	06/10/21	755	590,329

Four Corners CLO II, Ltd.(j)	2.30%	01/26/20	108	83,638

Four Corners CLO II, Ltd.(i)(j)	2.30%	01/26/20	324	250,913

Genesis CLO Ltd.(i)(j)	6.96%	10/10/14	2,254	2,146,583

Gramercy Park CLO Ltd.(i)(j)	5.97%	07/17/23	4,004	3,326,923

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(i)(j)	4.05%	04/24/21	1,009	761,218

ING Investment Management CLO III, Ltd.(i)(j)	3.96%	12/13/20	3,038	2,242,638

ING Investment Management CLO IV, Ltd. (Cayman Islands)(i)(j)	4.70%	06/14/22	437	331,931

Madison Park Funding IV Ltd.(i)(j)	4.07%	03/22/21	3,176	2,379,926

Pacifica CDO VI, Ltd.(i)(j)	4.18%	08/15/21	1,247	870,854

Sierra CLO II Ltd.(j)	3.95%	01/22/21	1,829	1,301,996

Silverado CLO Ltd.(i)(j)	4.21%	10/16/20	2,210	1,673,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Senior Income Trust

	Interest	Maturity	Principal
	Rate	Date	Amount	Value

Slater Mill Loan Fund, Ltd.(i)(j)	5.81%	08/17/22	$2,085	$1,841,747

Symphony CLO IX, Ltd.(i)(j)	5.37%	04/16/22	4,258	3,752,627

Symphony CLO VIII, Ltd.(i)(j)	6.21%	01/09/23	2,317	2,154,392

Total Structured Products				45,606,385

			Shares
Common Stocks & Other Equity Interests–1.22%
Building & Development–0.39%
Axia Acquisition Corp.(e)(f)(i)			595	1,488,675

Building Materials Holding Corp.(f)(i)			923,526	1,108,231

Lake at Las Vegas Joint Venture, LLC Class A (Acquired 07/15/10; Cost $7,937,680)(f)(i)			780	0

Lake at Las Vegas Joint Venture, LLC Class B (Acquired 07/15/10; Cost $93,970)(f)(i)			9	0

Lake at Las Vegas Joint Venture, LLC Class C,–Wts.expiring 07/15/15 (Acquired 07/15/10; Cost $0)(f)(i)			39	0

Lake at Las Vegas Joint Venture, LLC Class D,–Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(f)(i)			54	0

Lake at Las Vegas Joint Venture, LLC Class E,–Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(f)(i)			60	0

Lake at Las Vegas Joint Venture, LLC Class F,–Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(f)(i)			67	0

Lake at Las Vegas Joint Venture, LLC Class G,–Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(f)(i)			76	0

Newhall Holding Co., LLC Class A(f)(i)			343,321	429,151

WCI Communities, Inc.(f)(i)			6,756	445,896

				3,471,953

Business Equipment & Services–0.00%
Comdisco Holding Co., Inc.(f)(i)			7	37

Chemicals & Plastics–0.03%
Metokote Corp.–Wts., expiring 11/22/23 (Acquired 12/05/11-05/22/12; Cost $0)(i)			278	300,749

Conglomerates–0.10%
Euramax International, Inc.(f)(i)			4,207	897,513

Cosmetics & Toiletries–0.13%
Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974)(f)(i)			2,023,400	1,193,806

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 12/22/04; Cost $0)(f)(i)			247,917	0

				1,193,806

Ecological Services & Equipment–0.12%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0)(f)(i)			9,333	1,045,296

Financial Intermediaries–0.00%
RJO Holdings Corp.(i)			1,482	14,816

RJO Holdings Corp. Class A(i)			1,142	571

RJO Holdings Corp. Class B(i)			1,667	833

				16,220

Home Furnishings–0.02%
Generation Brands LLC (Acquired 01/29/10; Cost $0)(i)			4,863	0

Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(f)(i)			27,462	198,276

				198,276

Leisure Goods, Activities & Movies–0.03%
MEGA Brands Inc. (Canada)			27,683	238,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Senior Income Trust

	Shares	Value

Lodging & Casinos–0.17%
Twin River Worldwide Holdings Inc. Class A(f)	$134,134	$1,542,541

Twin River Worldwide Holdings Inc. Class B(f)	1,250	6,250

		1,548,791

Oil & Gas–0.12%
Vitruvian Exploration LLC(f)	40,110	1,072,942

Publishing–0.08%
Affiliated Media, Inc.(f)	46,746	607,693

Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,251,821)(e)(f)(i)	5,882	0

Endurance Business Media, Inc., Class A(e)(f)	8,863	88,633

F&W Media, Inc.,–Wts. expiring 06/09/14(f)	2,291	287

F&W Publications, Inc.(f)	15,519	1,940

MC Communications, LLC (Acquired 07/02/09; Cost $0)(f)(i)	333,084	0

SuperMedia, Inc.(f)	2,333	8,632

		707,185

Radio & Television–0.02%
AR Broadcasting, LLC Wts., expiring 02/15/18(f)(i)	768	207,487

Cumulus Media, Inc. Wts., expiring 06/29/19 (Acquired 01/14/10; Cost $0)(f)(i)	7,614	12,182

		219,669

Telecommunications–0.00%
CTM Media Holdings Inc. Class B(k)	127	4,572

Utilities–0.01%
Genie Energy Ltd. Class B(k)	7,632	54,187

Total Common Stocks & Other Equity Interests		10,969,903

Preferred Stocks–0.04%
Ecological Services & Equipment–0.04%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $53,400)(i)	2,136	371,130

Financial Intermediaries–0.00%
RTS Investor Corp.(i)	324	24,984

Total Preferred Stocks		396,114

Money Market Funds–0.77%
Liquid Assets Portfolio–Institutional Class(l)	3,470,353	3,470,353

Premier Portfolio–Institutional Class(l)	3,470,352	3,470,352

Total Money Market Funds		6,940,705

TOTAL INVESTMENTS–145.40% (Cost $1,358,795,255)		1,306,709,831

BORROWINGS–(27.48)%		(247,000,000)

OTHER ASSETS LESS LIABILITIES–(4.01)%		(36,017,968)

PREFERRED SHARES–(13.91)%		(125,000,000)

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$898,691,863

Investment Abbreviations:

DIP	– Debtor-in-possession
LOC	– Letter of Credit
PIK	– Payment in Kind

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Senior Income Trust

Notes to Schedule of Investments:

(a)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	All or a portion of this security is Payment-in-Kind.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at time of funding. See Note 8.
(e)	Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities or a company which is under common ownership or control.
(f)	Non-income producing securities acquired through the restructuring of senior loans.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at August 31, 2012 represented 2.39% of the Trust’s Net Assets.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2012 was $99,460,810, which represented 11.07% of the Trust’s Net Assets.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2012.
(k)	Securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Trust are affiliated by having the same investment adviser.

Portfolio Composition

By credit quality, based on Total Investments
as of August 31, 2012

Baa	1.7%

Ba	37.6

B	39.9

Caa	7.3

Ca	0.3

Non-Rated	12.3

Equity	0.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Senior Income Trust

Statement of Assets and Liabilities

August 31, 2012
(Unaudited)

Assets:
Investments, at value (Cost $1,323,826,045)	$1,291,649,849

Investments in affiliates, at value (Cost $34,969,210)	15,059,982

Total investments, at value (Cost $1,358,795,255)	1,306,709,831

Cash	1,993,491

Cash segregated as collateral	1,233,802

Receivable for:
Investments sold	17,713,667

Interest and fees	7,454,671

Investments matured	1,512,498

Other assets	576,319

Total assets	1,337,194,279

Liabilities:
Payable for:
Borrowings	247,000,000

Investments purchased	64,852,204

Income distributions — common and preferred shares	80,922

Accrued other operating expenses	326,172

Upfront commitment fees	1,243,118

Total liabilities	313,502,416

Preferred shares ($0.01 par value, authorized 28,000 shares, 5,000 issued with liquidation preference of $25,000 per share)	125,000,000

Net assets applicable to common shares	$898,691,863

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,582,105,007

Undistributed net investment income	(8,297,884)

Undistributed net realized gain (loss)	(597,018,480)

Unrealized appreciation (depreciation)	(78,096,780)

$898,691,863

Shares outstanding, no par value, with an unlimited number of shares authorized:
Common shares outstanding	179,999,900

Net asset value per common share	$4.99

Market value per common share	$4.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Senior Income Trust

Statement of Operations

For the six months ended August 31, 2012
(Unaudited)

Investment income:
Interest	$36,173,901

Interest from affiliates	232,285

Dividends (net of foreign withholding taxes of $5,195)	30,759

Other income	1,132,781

Total investment income	37,569,726

Expenses:
Advisory fees	5,302,710

Administrative services fees	1,247,696

Custodian fees	208,912

Interest, facilities and maintenance fees	1,453,395

Transfer agent fees	10,292

Trustees’ and officers’ fees and benefits	52,276

Other	321,834

Total expenses	8,597,115

Net investment income	28,972,611

Realized and unrealized gain from:
Net realized gain from:
Investment securities	542,687

Swap agreements	195,740

738,427

Change in net unrealized appreciation (depreciation) of:
Investment securities	19,970,362

Swap agreements	(141,527)

19,828,835

Net realized and unrealized gain	20,567,262

Net increase in net assets resulting from operations	49,539,873

Distributions to preferred shareholders from net investment income	(1,923,803)

Net increase in net assets from operations applicable to common shares	$47,616,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Senior Income Trust

Statement of Changes in Net Assets

For the six months ended August 31, 2012 and the year ended February 29, 2012
(Unaudited)

	August 31,	February 29,
	2012	2012

Operations:
Net investment income	$28,972,611	$55,220,580

Net realized gain (loss)	738,427	(16,607,090)

Change in net unrealized appreciation (depreciation)	19,828,835	(7,790,923)

Net increase in net assets resulting from operations	49,539,873	30,822,567

Distributions to preferred shareholders from net investment income	(1,923,803)	(3,436,251)

Net increase in net assets from operations applicable to common shareholders	47,616,070	27,386,316

Distributions to common shareholders from net investment income	(28,619,984)	(52,289,971)

Net increase (decrease) in net assets applicable to common shares	18,996,086	(24,903,655)

Net assets applicable to common shares:
Beginning of period	879,695,777	904,599,432

End of period (includes undistributed net investment income of $(8,297,884) and $(6,726,708), respectively)	$898,691,863	$879,695,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Senior Income Trust

Statement of Cash Flows

For the six months ended August 31, 2012
(Unaudited)

Cash provided by operating activities:
Net increase in net assets applicable to common shares from operations	$47,616,070

Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(632,147,115)

Proceeds from sales of investments	598,130,867

Net change in unrealized appreciation (depreciation) on swap agreements	141,527

Net change in upfront commitment fees	(87,227)

Amortization of loan fees	1,940,144

Increase in receivables and other assets	(1,458,915)

Accretion of discount	(3,473,087)

Decrease in accrued expenses and other payables	(68,326)

Net change in unrealized appreciation on investment securities	(19,828,835)

Net realized gain from investment securities	(738,427)

Net cash provided by (used in) operating activities	(9,973,324)

Cash provided by (used in) financing activities:
Distributions paid to common shareholders from net investment income	(28,613,053)

Net proceeds from and repayment of borrowings	91,000,000

Redemption in preferred shares	(75,000,000)

Net cash provided by (used in) financing activities	(12,613,053)

Net increase (decrease) in cash and cash equivalents	(22,586,377)

Cash and cash equivalents at beginning of period	31,520,573

Cash and cash equivalents at end of period	$8,934,196

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$1,297,686

Notes to Financial Statements

August 31, 2012
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Senior Income Trust (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Prior to August 27, 2012, the Trust was organized as a Massachusetts business trust.
  The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

24        Invesco Van Kampen Senior Income Trust

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Fund investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

25        Invesco Van Kampen Senior Income Trust

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses realted to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
K.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
L.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
M.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
N.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

26        Invesco Van Kampen Senior Income Trust

O.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.85% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.07%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. The agreement was terminated on June 30, 2012.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the six months ended August 31, 2012, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

27        Invesco Van Kampen Senior Income Trust

  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interest	$—	$1,145,556,860	$123,767	$1,145,680,627

Notes	—	96,295,071	821,026	97,116,097

Structured Products	—	45,606,385	—	45,606,385

Equity Securities	306,135	7,743,138	3,316,744	11,366,017

Money Market Funds	6,940,705	—	—	6,940,705

Total Investments	$7,246,840	$1,295,201,454	$4,261,537	$1,306,709,831

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the six months ended August 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap
Agreements*

Realized Gain
Credit risk	$195,740

Change in Unrealized Appreciation (Depreciation)
Credit risk	(141,527)

Total	$54,213

*	The average notional value of swap agreements outstanding during the period was $549,451.

28        Invesco Van Kampen Senior Income Trust

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the six months ended August 31, 2012.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	02/29/12	at Cost	from Sales	(Depreciation)	Gain (Loss)	08/31/12	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$680,040	$33,255	$—	$211,793	$—	$925,088	$43,191

Axia Acquisition Corp. — Second Lien Term Loan B	1,198,633	—	—	383,562	—	1,582,195	33,828

Axia Acquisition Corp. — Common Shares	1,488,675	—	—	—	—	1,488,675	—

Axia Acquisition Corp. — Revolver Loan	1,804,256	—	—	(103,101)	—	1,701,155	7,274

Cygnus Business Media, Inc. — Common Shares	0	—	—	—	—	0	—

Cygnus Business Media, Inc. — Term Loan	1,771,501	—	(23,023)	(378,869)	168	1,369,777	67,668

Endurance Business Media, Inc. — Common Shares	88,633	—	—	—	—	88,633	—

Endurance Business Media, Inc. — First Lien Term Loan	865,245	—	(19,004)	123,472	(5,959)	963,754	79,035

Total	$7,896,983	$33,255	$(42,027)	$236,857	$(5,791)	$8,119,277	$230,996

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  During the six months ended August 31, 2012, the Trust paid legal fees of $169,460 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is of counsel with the firm.

NOTE 7—Cash Balances and Borrowings

Effective August 27, 2012, The Trust entered into a $350 million revolving credit and security agreement which will expire on August 14, 2013. The revolving credit agreement is secured by the assets of the Trust. Prior to August 27, 2012, the Trust had entered into a $300 million revolving credit and security agreement to redeem and retire its preferred shares.
  During the six months ended August 31, 2012, the average daily balance of borrowings under the Revolving Credit and Security Agreement was $157,292,832 with a weighted interest rate of 1.03%. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.
  The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

29        Invesco Van Kampen Senior Income Trust

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of August 31, 2012. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

		Principal
Borrower	Type	Amount	Value

Axia Acquisition Corp.	Revolver	$2,062,007	$1,701,155

Boyd Gaming Corp.	Revolver	1,299,980	1,227,669

Bright Horizons Family Solutions	Revolver	6,000,000	5,950,800

Delta Air Lines, Inc.	Revolver	2,500,000	2,464,850

Education Management LLC	Extended Revolver	3,000,000	2,221,140

GateHouse Media, Inc.	Revolver	1,000,000	850,000

General Motors Holdings	Revolver	10,576,720	9,779,077

Harland Clarke Holdings Corp.	Revolver	2,060,486	1,792,623

Hunter Fan Co.	Revolver	520,834	463,542

Lake at Las Vegas Joint Venture, LLC	Revolver	30,077	27,821

Realogy Corporation	Revolver	3,597,387	3,147,714

Surgical Care Affiliates, Inc.	Extended Revolver	3,000,000	2,937,900

USI Holdings Corp.	Revolver	3,333,333	3,095,750

West Corporation	Revolver	2,632,809	2,369,528

		$41,613,633	$38,029,569

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Trust’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Trust’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust had a capital loss carryforward as of February 29, 2012 which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

February 28, 2013	$2,190,907	$—	$2,190,907

February 28, 2014	6,730,384	—	6,730,384

February 28, 2015	11,934,630	—	11,934,630

February 29, 2016	17,612,397	—	17,612,397

February 28, 2017	121,546,728	—	121,546,728

February 28, 2018	316,566,788	—	316,566,788

February 28, 2019	81,508,885	—	81,508,885

Not subject to expiration	—	28,797,541	28,797,541

	$558,090,719	$28,797,541	$586,888,260

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

30        Invesco Van Kampen Senior Income Trust

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the six months ended August 31, 2012 was $575,722,655 and $587,370,402, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$60,920,617

Aggregate unrealized (depreciation) of investment securities	(128,985,572)

Net unrealized appreciation (depreciation) of investment securities	$(68,064,955)

Cost of investments for tax purposes is $1,374,774,786.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six months ended	Year ended
	August 31,	February 29,
	2012	2012

Beginning shares	179,999,900	179,999,900

Shares issued through dividend reinvestment	—	—

Ending shares	179,999,900	179,999,900

  The Trustees have approved share repurchases whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Auction Rate Preferred Shares

The Trust has issued Auction Rate Preferred Shares (“ARPS”) which have a liquidation value of $25,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $25,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent to 0.25% of the ARPS liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the ARPS liquidation value. These fees are included as a component of Interest, facilities and maintenance fees expense on the Statement of Operations.
  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of
Series	Shares†	(000’s omitted)†	Rate†	Reset Date	Dividend Rates††

M	1,000	$25,000	2.685%	09/04/12	1.688-2.700%

T	1,000	25,000	2.686	09/05/12	1.688-2.700

W	1,000	25,000	2.685	09/06/12	1.688-2.700

TH	1,000	25,000	2.684	09/07/12	1.688-2.700

F	1,000	25,000	2.685	09/04/12	1.688-2.700

†	As of August 31, 2012.
††	For the six months ended August 31, 2012.

  Subsequent to August 31, 2012 and up through October 6, 2012, the Trust paid dividends to preferred shareholders at rates ranging from 2.679% to 2.687% in the aggregate amount of $335,469.
  The Trust is subject to certain restrictions relating to the ARPS. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of ARPS at liquidation value.
  Beginning February 12, 2008 and continuing through August 31, 2012, all series of ARPS of the Trust were not successfully remarketed. As a result, the dividend rates of these ARPS were reset to the maximum applicable rate.
  The ARPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.
  The ARPS are not listed on an exchange. Investors in ARPS may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in ARPS, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred share auction fails, investors may not be able to sell any or all of their

31        Invesco Van Kampen Senior Income Trust

preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.
  For the period ended August 31, 2012, transactions in ARPS were as follows:

	Series M		Series T		Series W		Series TH		Series F
	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Outstanding at February 29, 2012	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000

Shares redeemed	(600)	(15,000,000)	(600)	(15,000,000)	(600)	(15,000,000)	(600)	(15,000,000)	(600)	(15,000,000)

Outstanding at August 31, 2012	1,000	$25,000,000	1,000	$25,000,000	1,000	$25,000,000	1,000	$25,000,000	1,000	$25,000,000

NOTE 13—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
  At the six months ended August 31, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

	Principal Amount	Value
Selling Participant	(000’s omitted)	(000’s omitted)

Credit Suisse AG, Cayman Branch	$2,950	$2,727

Goldman Sachs Lending Partners LLC	10,260	9,422

Total	$13,210	$12,149

NOTE 14—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to August 31, 2012:

Declaration Date	Amount Per Share	Record Date	Payable Date

September 4, 2012	$0.0265	September 18, 2012	September 28, 2012

October 1, 2012	$0.0265	October 12, 2012	October 31, 2012

32        Invesco Van Kampen Senior Income Trust

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Six months			Seven months
	ended		Year ended	ended
	August 31,		February 29,	February 28,		Years ended July 31,
	2012		2012	2011		2010		2009	2008	2007

Net asset value, beginning of period	$4.89		$5.03	$4.65		$3.98		$6.47	$8.06	$8.57

Net investment income(a)	0.16		0.31	0.17		0.29		0.41	0.80	0.93

Net gains (losses) on securities (both realized and unrealized)	0.11		(0.14)	0.39		0.72		(2.46)	(1.57)	(0.47)

Distributions paid to preferred shareholders from net investment income	(0.01)		(0.02)	(0.01)		(0.03)		(0.05)	(0.18)	(0.20)

Total from investment operations	0.26		0.15	0.55		0.98		(2.10)	(0.95)	0.26

Dividends from net investment income	(0.16)		(0.29)	(0.17)		(0.29)		(0.39)	(0.64)	(0.77)

Return of capital	—		—	—		(0.02)		—	—	—

Total dividends and distributions paid to common shareholders	(0.16)		(0.29)	(0.17)		(0.31)		(0.39)	(0.64)	(0.77)

Net asset value, end of period	$4.99		$4.89	$5.03		$4.65		$3.98	$6.47	$8.06

Market value, end of period	$4.97		$4.69	$5.01		$4.65		$3.59	$5.49	$7.98

Total return at net asset value(b)	5.43%		3.48%	12.14%

Total return at market value(c)	9.49%		(0.35)%	11.70%		38.95%		(26.06)%	(24.32)%	3.94%

Net assets, end of period (000’s omitted)	$898,692		$879,696	$904,599		$836,919		$717,102	$1,165,175	$1,450,070

Portfolio turnover rate(d)	45%		94%	50%		57%		37%	46%	85%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses(e)	1.93	%(f)	2.00%	2.14	%(g)	2.28	%(h)	3.69%	3.52%	4.30%

Ratio of expenses excluding interest, facilities and maintenance fees(e)	1.60	%(f)	1.69%	1.72	%(g)	1.89	%(h)	2.96%	2.26%	2.35%

Ratio of net investment income before preferred share dividends	6.50	%(f)	6.35%	6.16	%(g)	6.38	%(h)	10.73%	11.11%	10.80%

Preferred share dividends	0.43	%(f)	0.39%	0.41	%(g)	0.61%		1.37%	2.44%	2.34%

Ratio of net investment income after preferred share dividends	6.07	%(f)	5.96%	5.75	%(g)	5.77	%(h)	9.36%	8.67%	8.46%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$200,000	$200,000		$200,000		$350,000	$350,000	$700,000

Total borrowings (000’s omitted)	$247,000		$156,000	$214,000		$230,000		$38,000	$551,000	$502,000

Asset coverage per $1,000 unit of senior indebtedness(i)	$5,145		$7,921	$6,162		$5,509		$29,083	$3,750	$5,284

Asset coverage per preferred share(j)	$204,738		$134,962	$138,075		$129,620		$76,225	$108,236	$76,803

Liquidating preference per preferred share	$25,000		$25,000	$25,000		$25,000		$25,000	$25,000	$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are annualized and based on average daily net assets applicable to common shares (000’s omitted) of $884,264.
(g)	Annualized.
(h)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(i)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing by the total number of preferred shares outstanding.

33        Invesco Van Kampen Senior Income Trust

NOTE 16—Subsequent Event

On October 26, 2012, the Trust successfully priced and placed a private offering of Variable Rate Term Preferred Shares (“VRTPS”) in the amount of $125,000,000 pursuant to an offering exempt from registration under the Securities Act of 1933. VRTPS is a variable rate form of preferred stock with a mandatory redemption date. The proceeds of the VRTPS were used to redeem all of the Trust’s outstanding auction rate preferred shares (“ARPS”) at their liquidation preference (sometimes referred to as “at par”), together with accrued and unpaid dividends, if any, to the redemption date.
  Effective December 3, 2012, the Trust will change its name to Invesco Senior Income Trust.

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint was filed on behalf of Invesco Van Kampen Advantage Municipal Income Trust II; Invesco Van Kampen Municipal Opportunity Trust; Invesco Van Kampen Municipal Trust; Invesco Van Kampen High Income Trust II; Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”). The Plaintiffs alleged that Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which was at a discount from market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemption of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and was improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters with the assistance of independent counsel. After reviewing the findings of the SLC’s and a vote by Independent Trustees, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $86,870 in expenses relating to these matters during the six months ended August 31, 2012.
  Also, The Trust is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Funds in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. The First Lienholders’ appeal was stayed pending a decision by the Eleventh Circuit. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeals of the Transeastern Lenders and the First Lienholders, including additional liability issues being asserted by the First Lien Lenders, are currently pending before the District Court.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

34        Invesco Van Kampen Senior Income Trust

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of Invesco Van Kampen Senior Income Trust (the Fund) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on May 15, 2012, the Board as a whole, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board, acting directly and through its committees, meets throughout the year to review the performance of the Invesco Van Kampen funds. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Van Kampen funds, including the Fund, reflect the results of years of review and negotiation between the Trustees and Invesco Advisers and previously Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of May 15, 2012, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. Based on their meetings throughout the year with the Fund’s portfolio managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or sub-advisory contracts, as applicable. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers (and previously Van Kampen Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Van Kampen funds, including the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services capable of being provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who would provide such services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers, from time to time as necessary and appropriate, in managing the Fund. The Board concluded that the nature, extent and quality of the services capable of being provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, two, three, five and ten calendar years to the performance of funds in the Fund’s Lipper performance universe and against the applicable Lipper index. The Board noted that the Fund’s performance was in the second quintile of its performance universe for the one, two and three year periods and the fifth quintile for the five and ten year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the applicable Lipper index for the one, two and three year periods and below the performance of the index for the five and ten year periods. When considering a fund’s performance, the Board places emphasis on trends and longer term returns.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of

35        Invesco Van Kampen Senior Income Trust

funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also considered the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers), including comparisons, as applicable, to advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies similar to those of the Fund. The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.
  The Board compared the strategy of the Fund to that of other client accounts of Invesco Advisers and the Affiliated Sub-Advisers and considered, as applicable, the fees charged to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services than to registered fund clients, such as the Fund. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to registered fund clients, including the Fund, relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage registered fund clients and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver, and the discontinuation of this fee waiver on June 30, 2012, would have on the Fund’s total estimated expenses.
  The Board also considered the services capable of being provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that to the extent the Fund were to utilize the Affiliated Sub-Advisers, Invesco Advisers would provide services related to oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the registered fund clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Van Kampen funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Van Kampen funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Fund. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Fund. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

36        Invesco Van Kampen Senior Income Trust

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Senior Income Trust (the “Fund”) was held on July 17, 2012. The Meeting was held for the following purpose:

(1)	Elect two Class II Trustees, one by the holders of Common Shares voting separately and one Class II Trustee by the holders of Preferred Shares voting separately, each of whom will serve for a three-year term or until his or her successor has been duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Against

(1)	Wayne W. Whalen	160,712,514	5,180,789
	Linda Hutton Heagy(P)	6,681	245

The Meeting was adjourned until August 14, 2012, with respect to the following proposal:

(1)	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust by the holders of Common Shares and Preferred Shares voting separately.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Common Shares	91,912,355	2,124,051	2,344,288	71,448,662
	Preferred Shares	6,106	240	177	403

(P)	Election of Trustee by preferred shareholders only.

37        Invesco Van Kampen Senior Income Trust

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
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Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-08743	VK-CE-SINC-SAR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of August 13, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	November 8, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	November 8, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 8, 2012

EXHIBIT INDEX
12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.